Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended September 30, 2009

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

September 30, 2009

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Income Statement-Proportionate Consolidation Method - Three Months Ended September 30, 2009 and September 30, 2008	4
Income Statement-Proportionate Consolidation Method - Nine Months Ended September 30, 2009 and September 30, 2008	5
Net Operating Income - Three Months Ended September 30, 2009 and September 30, 2008	6
Net Operating Income - Nine Months Ended September 30, 2009 and September 30, 2008	7
Computation of Earnings per Share	8
Funds From Operations and Funds Available for Distribution	9

Operating Statistics
Leasing Activity Summary	10
Summarized Rent Per Square Foot and Occupancy Percentages	11
Mall Sales and Rent Per Square Foot	12
Mall Occupancy - Owned GLA	13
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	14
Top Twenty Tenants	15
Lease Expirations	16
Gross Leasable Area Summary	17
Property Information	18

Balance Sheet
Balance Sheet - Proportionate Consolidation Method	21
Balance Sheet - Property Type	22
Investment in Real Estate	23
Property Redevelopment and Repositioning Summary	25
Development Property Summary	26
Capital Expenditures	27
Debt Analysis	28
Debt Schedule	29
Selected Debt Ratios	30

Shareholder Information	31
Definitions	32

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; the current economic downturn and its effect on PREIT’s existing and potential tenants and their ability to make and meet their obligations to PREIT; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from estimates or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of September 30, 2009, the Company’s 55 properties include 38 shopping malls, 14 strip and power centers, and three properties under development. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 34.9 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffrey Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Macquarie Capital	David Wigginton	(212) 231-6380

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

October 23, 2009 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

July 27, 2009 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Other activities:

October 5, 2009 PREIT scheduled its Third Quarter 2009 earnings call for Wednesday, October 28, 2009.

July 29, 2009 PREIT reported its Second Quarter 2009 financial results.

July 1, 2009 PREIT scheduled its Second Quarter 2009 earnings call for Wednesday, July 29, 2009.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007
TRADING INFORMATION
High Price	$9.13	$24.29	$29.70	$50.39
Low Price	$3.87	$16.57	$2.21	$28.48
Average Daily Trading Volume	593,288	656,615	768,718	395,718

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	43,302	39,397	39,468	38,953
OP Units Outstanding	2,329	2,238	2,201	2,395

TOTAL Shares and OP Units Outstanding	45,631	41,635	41,669	41,348

Market Price (closing price at end of period)	$7.61	$18.85	$7.45	$29.68
Equity Market Capitalization—Shares and OP Units	$347,251	$784,830	$310,437	$1,227,216
DEBT CAPITALIZATION (1)
Unsecured Debt Balance (2) (3)	857,400	837,500	811,500	617,500
Secured Debt Balance	1,978,191	1,866,730	1,940,334	1,831,211

Debt Capitalization	2,835,591	2,704,230	2,751,834	2,448,711

TOTAL MARKET CAPITALIZATION	$3,182,842	$3,489,060	$3,062,271	$3,675,927

Equity Capitalization/Total Market Capitalization	10.9%	22.5%	10.1%	33.4%
Debt Capitalization/Total Market Capitalization	89.1%	77.5%	89.9%	66.6%
Unsecured Debt Balance/Total Debt	30.2%	31.0%	29.5%	25.2%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(4)	$0.564	$2.254	$2.105
Section 1250 Gain	(4)	—	—	—
Return of Capital/Non-Taxable	(4)	0.006	0.026	0.175

Distributions per share	$0.150	$0.570	$2.280	$2.280

Annualized Dividend Yield (5)	7.9%	12.1%	30.6%	7.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$94,443	$25,205	$12,711	$33,227

Credit Facility	500,000	500,000	500,000	500,000
Amount Outstanding	(485,000)	(380,000)	(400,000)	(330,000)
Letters of Credit	(3,030)	(10,967)	(6,428)	(16,686)

Available Credit Facility (6)	11,970	109,033	93,572	153,314

TOTAL	$106,413	$134,238	$106,283	$186,541

Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000
Amount used	—	(344,146)	(344,146)	(344,146)

Available shelf	$1,000,000	$655,854	$655,854	$655,854

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgages.
(2)	The unsecured debt balance includes exchangeable notes payable of $202,400 as of September 30, 2009, $241,500 as of December 31, 2008, and $287,500 as of September 30, 2008 and December 31, 2007, respectively.
(3)	The unsecured debt balance includes $170,000 in senior unsecured Term Loan as of September 30, 2009, December 31, 2008 and September 30, 2008, respectively.
(4)	Tax status of 2009 dividend payments will be available in January 2010.
(5)	Based on closing share price at the end of the period.
(6)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended September 30, 2009 and 2008

Proportionate Consolidation Method

(in thousands)

	Three months ended September 30, 2009				Three months ended September 30, 2008
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP (2)	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Real estate revenue:
Base rent	$74,230	$6,244	$203	$80,677	$72,780	$6,312	$329	$79,421
Expense reimbursements	34,050	2,400	78	36,528	35,387	2,739	90	38,216
Percentage rent	918	39	—	957	1,060	44	—	1,104
Lease termination revenue	300	—	—	300	320	—	—	320
Other real estate revenue	3,306	406	—	3,712	3,719	430	—	4,149
Interest and other income	862	—	—	862	1,470	—	—	1,470

Total revenue	113,666	9,089	281	123,036	114,736	9,525	419	124,680

EXPENSES:
Property operating expenses:
CAM and real estate taxes	(35,159)	(1,950)	(72)	(37,181)	(33,478)	(1,993)	(99)	(35,570)
Utilities	(6,774)	(236)	(16)	(7,026)	(7,009)	(247)	(9)	(7,265)
Other property operating expenses	(6,796)	(647)	10	(7,433)	(7,153)	(795)	4	(7,944)

Total property operating expenses	(48,729)	(2,833)	(78)	(51,640)	(47,640)	(3,035)	(104)	(50,779)

Depreciation and amortization	(41,702)	(1,983)	(105)	(43,790)	(38,270)	(1,970)	(166)	(40,406)
Other expenses:
General and administrative expenses	(9,583)	—	—	(9,583)	(10,364)	—	—	(10,364)
Impairment of assets	—	—	—	—	—	—	—	—
Abandoned project costs, income taxes and other expenses	(200)	—	—	(200)	(311)	—	—	(311)

Total other expenses	(9,783)	—	—	(9,783)	(10,675)	—	—	(10,675)

Interest expense, net (3)	(33,589)	(1,918)	—	(35,507)	(29,329)	(2,351)	—	(31,680)
Gain on extinguishment of debt	4,167	—	—	4,167	—	—	—	—

Total expenses	(129,636)	(6,734)	(183)	(136,553)	(125,914)	(7,356)	(270)	(133,540)

Loss before equity in income of partnerships and discontinued operations	(15,970)	2,355	98	(13,517)	(11,178)	2,169	149	(8,860)
Equity in income of partnerships	2,355	(2,355)	—	—	2,169	(2,169)	—	—

Net loss from continuing operations	(13,615)	—	98	(13,517)	(9,009)	—	149	(8,860)
Discontinued operations:
Income from discontinued operations	98	—	(98)	—	149	—	(149)	—
Gain on disposition of discontinued operations	3,398	—	—	3,398	—	—	—	—

Income from discontinued operations	3,496	—	(98)	3,398	149	—	(149)	—

Net loss	(10,119)	—	—	(10,119)	(8,860)	—	—	(8,860)
Less: net loss attributable to the noncontrolling interest	477	—	—	477	397	—	—	397

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(9,642)	$—	$—	$(9,642)	$(8,463)	$—	$—	$(8,463)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Prior period reflects current accounting change for debt discount on exchangeable notes in interest expense.
(3)	Net of capitalized interest expense of $1,287 and $4,145 for the three months ended September 30, 2009 and September 30, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Nine Months Ended September 30, 2009 and 2008

Proportionate Consolidation Method

(in thousands)

	Nine months ended September 30, 2009				Nine months ended September 30, 2008
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP (2)	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Real estate revenue:
Base rent	$220,997	$18,662	$882	$240,541	$218,978	$18,961	$974	$238,913
Expense reimbursements	102,357	7,595	280	110,232	103,109	7,638	308	111,055
Percentage rent	2,378	72	—	2,450	3,526	162	—	3,688
Lease termination revenue	1,636	120	—	1,756	2,618	—	—	2,618
Other real estate revenue	10,075	1,210	—	11,285	10,950	1,291	—	12,241
Interest and other income	2,092	—	—	2,092	3,663	—	—	3,663

Total revenue	339,535	27,659	1,162	368,356	342,844	28,052	1,282	372,178

EXPENSES:
Property operating expenses:
CAM and real estate taxes	(103,814)	(6,023)	(292)	(110,129)	(98,525)	(5,915)	(321)	(104,761)
Utilities	(18,572)	(660)	(34)	(19,266)	(19,283)	(709)	(24)	(20,016)
Other property operating expenses	(19,260)	(1,941)	(6)	(21,207)	(18,997)	(2,036)	(5)	(21,038)

Total property operating expenses	(141,646)	(8,624)	(332)	(150,602)	(136,805)	(8,660)	(350)	(145,815)

Depreciation and amortization	(122,243)	(6,056)	(440)	(128,739)	(110,958)	(5,987)	(497)	(117,442)
Other expenses:
General and administrative expenses	(28,436)	—	—	(28,436)	(31,777)	—	—	(31,777)
Impairment of assets	(70)	—	—	(70)	—	—	—	—
Abandoned project costs, income taxes and other expenses	(598)	—	—	(598)	(1,815)	—	—	(1,815)

Total other expenses	(29,104)	—	—	(29,104)	(33,592)	—	—	(33,592)

Interest expense, net (3)	(99,346)	(5,448)	—	(104,794)	(83,413)	(7,667)	—	(91,080)
Gain on extinguishment of debt	13,971	—	—	13,971	—	—	—	—

Total expenses	(378,368)	(20,128)	(772)	(399,268)	(364,768)	(22,314)	(847)	(387,929)

Loss before equity in income of partnerships, gains on sales of real estate	(38,833)	7,531	390	(30,912)	(21,924)	5,738	435	(15,751)
Equity in income of partnerships	7,531	(7,531)	—	—	5,738	(5,738)	—	—
Gains on sales of real estate	1,654	—	—	1,654	—	—	—	—

Net loss from continuing operations	(29,648)	—	390	(29,258)	(16,186)	—	435	(15,751)
Discontinued operations
Income from discontinued operations	390	—	(390)	—	435	—	(435)	—
Gain on disposition of discontinued operations	3,398	—		3,398	—	—	—	—

Income from discontinued operations	3,788	—	(390)	3,398	435	—	(435)	—

Net loss	(25,860)	—	—	(25,860)	(15,751)	—	—	(15,751)
Less: net loss attributable to the noncontrolling interest	1,215	—	—	1,215	638	—	—	638

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(24,645)	$—	$—	$(24,645)	$(15,113)	$—	$—	$(15,113)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Prior period reflects current accounting change for debt discount on exchangeable notes in interest expense.
(3)	Net of capitalized interest expense of $4,527 and $11,584 for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended September 30, 2009 and 2008

(in thousands)

	Three months ended September 30, 2009				Three months ended September 30, 2008
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$79,105	$945	$627	$80,677	$78,642	$—	$779	$79,421
Expense reimbursements	36,228	207	93	36,528	38,115	—	101	38,216
Percentage rent	957	—	—	957	1,104	—	—	1,104
Lease termination revenue	300	—	—	300	320	—	—	320
Other real estate revenue	3,515	2	195	3,712	3,961	—	188	4,149

TOTAL REAL ESTATE REVENUE	120,105	1,154	915	122,174	122,142	—	1,068	123,210

Property operating expenses:
CAM and real estate taxes	(36,472)	(270)	(439)	(37,181)	(35,119)	—	(451)	(35,570)
Utilities	(7,010)	—	(16)	(7,026)	(7,256)	—	(9)	(7,265)
Other property operating expenses	(7,299)	(27)	(107)	(7,433)	(7,895)	—	(49)	(7,944)

TOTAL PROPERTY OPERATING EXPENSES	(50,781)	(297)	(562)	(51,640)	(50,270)	—	(509)	(50,779)

NET OPERATING INCOME	$69,324	$857	$353	$70,534	$71,872	$—	$559	$72,431

	Three months ended September 30, 2009			Three months ended September 30, 2008
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$71,340	$7,765	$79,105	$70,503	$8,139	$78,642
Expense reimbursements	34,478	1,750	36,228	36,295	1,820	38,115
Percentage rent	921	36	957	1,066	38	1,104
Lease termination revenue	300	—	300	320	—	320
Other real estate revenue	3,432	83	3,515	3,905	56	3,961

TOTAL REAL ESTATE REVENUE	110,471	9,634	120,105	112,089	10,053	122,142

Property operating expenses:
CAM and real estate taxes	(34,637)	(1,835)	(36,472)	(33,384)	(1,735)	(35,119)
Utilities	(6,932)	(78)	(7,010)	(7,185)	(71)	(7,256)
Other property operating expenses	(7,008)	(291)	(7,299)	(7,670)	(225)	(7,895)

TOTAL PROPERTY OPERATING EXPENSES	(48,577)	(2,204)	(50,781)	(48,239)	(2,031)	(50,270)

NET OPERATING INCOME	$61,894	$7,430	$69,324	$63,850	$8,022	$71,872

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Nine Months Ended September 30, 2009 and 2008

(in thousands)

	Nine months ended September 30, 2009				Nine months ended September 30, 2008
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$235,969	$2,393	$2,179	$240,541	$236,687	$—	$2,226	$238,913
Expense reimbursements	109,292	620	320	110,232	110,703	—	352	111,055
Percentage rent	2,450	—	—	2,450	3,657	—	31	3,688
Lease termination revenue	1,756	—	—	1,756	2,618	—	—	2,618
Other real estate revenue	10,714	5	566	11,285	11,622	—	619	12,241

TOTAL REAL ESTATE REVENUE	360,181	3,018	3,065	366,264	365,287	—	3,228	368,515

Property operating expenses:
CAM and real estate taxes	(107,991)	(756)	(1,382)	(110,129)	(103,353)	—	(1,408)	(104,761)
Utilities	(19,232)	—	(34)	(19,266)	(19,992)	—	(24)	(20,016)
Other property operating expenses	(20,866)	(65)	(276)	(21,207)	(20,898)	—	(140)	(21,038)

TOTAL PROPERTY OPERATING EXPENSES	(148,089)	(821)	(1,692)	(150,602)	(144,243)	—	(1,572)	(145,815)

NET OPERATING INCOME	$212,092	$2,197	$1,373	$215,662	$221,044	$—	$1,656	$222,700

	Nine months ended September 30, 2009			Nine months ended September 30, 2008
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$212,413	$23,556	$235,969	$212,441	$24,246	$236,687
Expense reimbursements	104,017	5,275	109,292	105,636	5,067	110,703
Percentage rent	2,376	74	2,450	3,520	137	3,657
Lease termination revenue	1,756	—	1,756	2,618	—	2,618
Other real estate revenue	10,459	255	10,714	11,454	168	11,622

TOTAL REAL ESTATE REVENUE	331,021	29,160	360,181	335,669	29,618	365,287

Property operating expenses:
CAM and real estate taxes	(102,419)	(5,572)	(107,991)	(98,600)	(4,753)	(103,353)
Utilities	(19,039)	(193)	(19,232)	(19,782)	(210)	(19,992)
Other property operating expenses	(20,134)	(732)	(20,866)	(20,134)	(764)	(20,898)

TOTAL PROPERTY OPERATING EXPENSES	(141,592)	(6,497)	(148,089)	(138,516)	(5,727)	(144,243)

NET OPERATING INCOME	$189,429	$22,663	$212,092	$197,153	$23,891	$221,044

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008 (1)	2009	2008 (1)
Net loss from continuing operations	$(13,615)	$(9,009)	$(29,648)	$(16,186)
Dividends on unvested restricted shares	(162)	(304)	(635)	(918)

Net loss from continuing operations used to calculate earnings per share - basic and diluted	$(13,777)	$(9,313)	$(30,283)	$(17,104)

Income from discontinued operations	$3,496	$149	$3,788	$435

Income from discontinued operation used to calculate earnings per share - basic and diluted	$3,496	$149	$3,788	$435

Basic loss per share
Loss from continuing operations	$(0.32)	$(0.24)	$(0.75)	$(0.44)
Income from discontinued operations	0.08	0.00	0.09	0.01

	$(0.24)	$(0.24)	$(0.66)	$(0.43)

Diluted loss per share
Loss from continuing operations	$(0.32)	$(0.24)	$(0.75)	$(0.44)
Income from discontinued operations	0.08	0.00	0.09	0.01

	$(0.24)	$(0.24)	$(0.66)	$(0.43)

Weighted average of common shares outstanding	43,277	39,374	41,038	39,306
Weighted average of unvested restricted shares	(1,082)	(534)	(894)	(525)

Weighted average shares outstanding - basic	42,195	38,840	40,144	38,781
Weighted average effect of common share equivalents (2)	—	—	—	—

Total weighted average shares outstanding - diluted	42,195	38,840	40,144	38,781

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)

For all periods presented, there are net losses, so the effect of common share equivalents is excluded from the calculation of diluted loss per share for these periods because it would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended September 30,			Nine months ended September 30,		Year Ended December 31,
	2009		2008 (1)	2009	2008 (1)	2008 (1)
FUNDS FROM OPERATIONS (FFO)
Net loss	$(10,119)		$(8,860)	$(25,860)	$(15,751)	$(16,356)
Gain on sale of interests in real estate	—		—	(923)	—	—
Gain on sale of discontinued operations	(3,398)		—	(3,398)	—	—
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	41,220		37,601	120,604	108,986	148,342
Unconsolidated partnerships	1,983		1,970	6,056	5,987	8,361
Discontinued operations	105		166	440	497	664

FFO	$29,791		$30,877	$96,919	$99,719	$141,011

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$29,791		$30,877	$96,919	$99,719	$141,011
Adjustments:
Straight line rent	(465)		(575)	(1,228)	(2,334)	(2,016)
Recurring capital expenditures	(4,671)		(5,782)	(8,463)	(10,686)	(16,833)
Tenant allowances	(1,830)		(7,788)	(7,561)	(12,155)	(15,520)
Capitalized leasing costs	(999)		(1,166)	(3,149)	(3,971)	(5,313)
Amortization of debt premium	(333)		(3,016)	(988)	(9,197)	(9,794)
Amortization of above- and below- market lease intangibles	16		117	(504)	355	344
Amortization of exchangeable notes debt discount	682		880	2,175	2,596	3,485
Impairment of assets	—		—	70	—	27,592
Gain on extinguishment of debt	(4,167)		—	(13,971)	—	(27,075)

FAD	$18,024		$13,547	$63,300	$64,327	$95,881

Weighted average of common shares outstanding	42,195		38,840	40,144	38,781	38,807

Weighted average of OP Units outstanding	2,329		2,238	2,248	2,239	2,236

Weighted average effect of common share equivalents	—		12	—	18	14

Total weighted average shares outstanding, including OP Units	44,524		41,090	42,392	41,038	41,057

Net loss per diluted share	$(0.24)		$(0.24)	$(0.66)	$(0.43)	$(0.30)

FFO per diluted share	$0.67		$0.75	$2.29	$2.43	$3.43
FAD per diluted share	$0.40		$0.33	$1.49	$1.57	$2.34

Dividend per common share	$0.15		$0.57	$0.59	$1.71	$2.28

PAYOUT RATIOS

Payout Ratio of FFO	35.2	%(3)				66.4%

Payout Ratio of FAD	51.3	%(3)				97.6%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended September 30, 2009

Pennsylvania Real Estate Investment Trust

2009 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements psf (1)
	Number	GLA	Previous	New	Dollar	Percentage
New Leases - Previously Leased Space:

1st Quarter	18	59,174	$21.12	$26.32	$5.20	24.6%	$3.09
2nd Quarter	14	47,076	32.74	43.86	11.12	34.0%	3.96
3rd Quarter	23	154,279	22.40	17.97	(4.43)	-19.8%	2.40

Total/Average	55	260,529	$23.98	$24.55	$0.57	2.4%	$2.84

New Leases - Previously Vacant Space: (2)

1st Quarter	14	33,995	N/A	$32.18	$32.18	N/A	$5.84
2nd Quarter	17	89,159	N/A	22.91	22.91	N/A	1.42
3rd Quarter	19	143,617	N/A	18.20	18.20	N/A	2.09

Total/Average	50	266,771	N/A	$21.56	$21.56	N/A	$2.34

Renewal: (3)

1st Quarter	139	376,497	$25.92	$26.42	$0.50	1.9%	$0.06
2nd Quarter	56	161,913	24.32	24.86	0.54	2.2%	0.31
3rd Quarter	86	304,513	19.70	19.35	(0.35)	-1.8%	—

Total/Average	281	842,923	$23.36	$23.57	$0.21	0.9%	$0.08

Anchor Renewal:

1st Quarter	2	251,476	$2.06	$2.06	$—	0.0%	$—
2nd Quarter	4	503,349	2.67	2.57	(0.10)	-3.7%	—
3rd Quarter	2	480,041	3.15	3.15	—	0.0%	—

Total/Average	8	1,234,866	$2.73	$2.69	$(0.04)	-1.5%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	September 30, 2009			September 30, 2008			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$32.51	88.9%	83.8%	$31.06	88.8%	86.5%	4.7%	0.1%	-2.7%
Strip and Power Centers weighted average	$16.32	92.3%	88.3%	$16.05	97.0%	95.2%	1.7%	-4.7%	-6.9%
Retail Portfolio weighted average	$28.34	89.4%	84.6%	$27.42	89.9%	87.8%	3.3%	-0.5%	-3.2%

Consolidated Properties	$29.52	89.2%	84.1%	$28.59	89.2%	87.0%	3.2%	0.0%	-2.9%
Unconsolidated Properties	$23.63	90.8%	87.4%	$22.61	95.0%	92.9%	4.5%	-4.2%	-5.5%
Same Properties	$28.45	89.2%	84.4%	$27.43	89.8%	87.8%	3.7%	-0.6%	-3.4%
New Properties	$14.69	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.65/sq ft as of September 30, 2009 and $13.83/sq ft as of September 30, 2008.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		September 30, 2009			September 30, 2008			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	27.4%
Jacksonville Mall		$31.84	$484	9.7%	$31.14	$463	9.7%	2.2%	4.5%	0.0%
Lehigh Valley Mall		43.75	466	13.6%	40.11	484	12.3%	9.1%	-3.7%	1.3%
Woodland Mall		43.73	445	15.4%	41.84	481	14.1%	4.5%	-7.5%	1.3%
Patrick Henry Mall		37.43	422	12.9%	37.64	457	11.8%	-0.6%	-7.7%	1.1%
Cherry Hill Mall		47.18	419	16.2%	42.65	450	14.8%	10.6%	-6.9%	1.4%
Moorestown Mall		36.48	403	14.6%	35.37	424	13.9%	3.1%	-5.0%	0.7%

Sales per square foot between $350 - $400	22.9%
Willow Grove Park (3) (4)		42.79	389	15.8%	42.31	428	14.2%	1.1%	-9.1%	1.6%
The Mall at Prince Georges		35.76	377	15.2%	35.01	401	13.5%	2.1%	-6.0%	1.7%
Viewmont Mall		30.42	356	12.9%	30.36	375	12.1%	0.2%	-5.1%	0.8%
Capital City Mall		32.70	354	11.7%	32.87	388	10.8%	-0.5%	-8.8%	0.9%
Valley View Mall		31.44	353	12.2%	29.00	364	12.1%	8.4%	-3.0%	0.1%
The Gallery at Market East (3) (4)		37.62	351	14.3%	35.43	384	13.0%	6.2%	-8.6%	1.3%

Sales per square foot between $300 - $349	20.2%
Wyoming Valley Mall		31.04	349	12.8%	30.00	351	12.4%	3.5%	-0.6%	0.4%
Dartmouth Mall		29.62	340	12.3%	28.90	372	12.2%	2.5%	-8.6%	0.1%
Springfield Mall (3) (4)		31.30	326	15.4%	31.71	373	14.8%	-1.3%	-12.6%	0.6%
Francis Scott Key Mall		26.78	322	11.9%	26.42	355	10.5%	1.4%	-9.3%	1.4%
Exton Square Mall		38.84	318	15.7%	37.37	359	14.8%	3.9%	-11.4%	0.9%
Valley Mall		25.31	312	13.0%	24.76	326	12.4%	2.2%	-4.3%	0.6%
Crossroads Mall		22.43	306	9.1%	21.00	275	9.5%	6.8%	11.3%	-0.4%
Magnolia Mall		25.69	301	13.5%	25.39	302	12.9%	1.2%	-0.3%	0.6%

Sales per square foot under $300	29.5%
Cumberland Mall (3)		27.02	297	14.2%	27.10	308	12.3%	-0.3%	-3.6%	1.9%
Logan Valley Mall		26.23	296	12.4%	26.34	296	12.5%	-0.4%	0.0%	-0.1%
Nittany Mall		23.19	288	10.9%	22.57	289	10.6%	2.7%	-0.3%	0.3%
Palmer Park Mall		25.66	284	11.9%	24.28	309	11.7%	5.7%	-8.1%	0.2%
Uniontown Mall		23.03	279	11.6%	20.93	273	10.7%	10.0%	2.2%	0.9%
Wiregrass Commons Mall		26.38	278	11.1%	24.80	276	11.3%	6.4%	0.7%	-0.2%
North Hanover Mall		28.03	274	12.8%	23.42	287	12.4%	19.7%	-4.5%	0.4%
Gadsden Mall		25.06	259	11.7%	24.24	275	11.3%	3.4%	-5.8%	0.4%
South Mall (4)		24.64	254	12.7%	24.50	292	11.4%	0.6%	-13.0%	1.3%
New River Valley Mall		25.09	253	9.6%	24.60	268	10.0%	2.0%	-5.6%	-0.4%
Beaver Valley Mall		23.68	252	14.8%	24.72	264	14.0%	-4.2%	-4.5%	0.8%
Plymouth Meeting Mall		34.52	246	13.1%	32.33	259	13.3%	6.8%	-5.0%	-0.2%
Washington Crown Center		21.98	244	12.4%	22.25	274	11.4%	-1.2%	-10.9%	1.0%
Orlando Fashion Square		36.50	239	17.8%	35.47	262	17.1%	2.9%	-8.8%	0.7%
Lycoming Mall		20.89	238	12.2%	20.58	257	11.7%	1.5%	-7.4%	0.5%
Phillipsburg Mall		26.06	231	14.3%	25.05	255	13.6%	4.0%	-9.4%	0.7%
Chambersburg Mall		28.82	225	11.0%	25.87	242	10.4%	11.4%	-7.0%	0.6%
Voorhees Town Center		32.46	206	12.0%	29.69	199	13.1%	9.3%	3.5%	-1.1%

Enclosed Malls weighted average		$32.51	$335	13.5%	$31.06	$351	12.7%	4.7%	-4.6%	0.8%

Consolidated Properties		$31.86	$326	13.4%	$30.55	$342	12.7%	4.3%	-4.7%	0.7%
Unconsolidated Properties		$39.52	$419	14.1%	$37.03	$446	13.0%	6.7%	-6.1%	1.1%
Same Properties		$32.51	$335	13.5%	$31.06	$351	12.7%	4.7%	-4.8%	0.8%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of September 30, 2008.
(4)	Property contains a vacant anchor space as of September 30, 2009.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	September 30, 2009		September 30, 2008		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	88.0%	74.3%	92.8%	84.6%	-4.8%	-10.3%
Capital City Mall	98.2%	96.9%	98.2%	97.0%	0.0%	-0.1%
Chambersburg Mall (1)	82.3%	62.2%	83.9%	65.6%	-1.6%	-3.4%
Cherry Hill Mall	94.0%	92.7%	88.4%	88.4%	5.6%	4.3%
Crossroads Mall	84.3%	63.9%	89.0%	74.6%	-4.7%	-10.7%
Cumberland Mall (1)	92.2%	91.2%	81.9%	94.5%	10.3%	-3.3%
Dartmouth Mall	92.1%	86.9%	96.4%	94.1%	-4.3%	-7.2%
Exton Square Mall	90.7%	79.7%	92.5%	83.6%	-1.8%	-3.9%
Francis Scott Key Mall (1)	94.5%	89.4%	84.1%	92.3%	10.4%	-2.9%
Gadsden Mall	90.2%	75.8%	91.4%	78.5%	-1.2%	-2.7%
The Gallery at Market East (2)	60.5%	75.3%	42.0%	82.1%	18.5%	-6.8%
Jacksonville Mall	97.4%	94.8%	96.4%	92.9%	1.0%	1.9%
Lehigh Valley Mall	93.7%	91.4%	95.7%	94.1%	-2.0%	-2.7%
Logan Valley Mall	95.1%	88.2%	96.2%	90.9%	-1.1%	-2.7%
Lycoming Mall (1)	95.7%	91.9%	97.2%	94.8%	-1.5%	-2.9%
Magnolia Mall	96.1%	91.1%	97.3%	93.9%	-1.2%	-2.8%
Moorestown Mall	88.8%	74.9%	89.5%	76.7%	-0.7%	-1.8%
New River Valley Mall	96.1%	93.6%	96.1%	93.5%	0.0%	0.1%
Nittany Mall	91.5%	82.7%	93.4%	86.7%	-1.9%	-4.0%
North Hanover Mall	88.5%	72.6%	92.6%	83.0%	-4.1%	-10.4%
Orlando Fashion Square	86.3%	70.9%	91.2%	81.3%	-4.9%	-10.4%
Palmer Park Mall	95.5%	85.6%	96.3%	88.3%	-0.8%	-2.7%
Patrick Henry Mall	98.0%	96.2%	97.9%	95.8%	0.1%	0.4%
Phillipsburg Mall	90.4%	77.9%	90.8%	78.8%	-0.4%	-0.9%
Plymouth Meeting Mall	82.2%	75.3%	83.0%	75.7%	-0.8%	-0.4%
The Mall at Prince Georges	95.8%	91.1%	96.7%	93.1%	-0.9%	-2.0%
South Mall	78.2%	81.9%	91.3%	83.7%	-13.1%	-1.8%
Springfield Mall	86.1%	86.1%	88.1%	88.1%	-2.0%	-2.0%
Uniontown Mall (1)	91.5%	78.5%	94.2%	85.3%	-2.7%	-6.8%
Valley Mall	97.1%	95.0%	98.2%	96.9%	-1.1%	-1.9%
Valley View Mall	91.9%	88.8%	93.2%	90.5%	-1.3%	-1.7%
Viewmont Mall	97.8%	94.3%	97.1%	92.5%	0.7%	1.8%
Voorhees Town Center	61.9%	61.2%	62.3%	61.7%	-0.4%	-0.5%
Washington Crown Center	83.6%	69.7%	85.4%	73.1%	-1.8%	-3.4%
Willow Grove Park (3)	69.7%	93.8%	69.6%	93.8%	0.1%	0.0%
Wiregrass Commons Mall	85.0%	78.4%	82.9%	82.9%	2.1%	-4.5%
Woodland Mall	85.8%	85.8%	86.7%	84.4%	-0.9%	1.4%
Wyoming Valley Mall	92.0%	77.3%	91.0%	74.5%	1.0%	2.8%

Enclosed Malls weighted average	88.9%	83.8%	88.8%	86.5%	0.1%	-2.7%

Consolidated Properties	88.7%	83.4%	88.5%	86.0%	0.2%	-2.6%
Unconsolidated Properties	92.0%	89.9%	94.0%	92.4%	-2.0%	-2.5%
Same Properties	88.9%	83.8%	88.8%	86.5%	0.1%	-2.7%

(1)	The total occupancy percentages for these properties include the former Value City store locations that were vacant as of September 30, 2008.
(2)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.4% and 51.5% of the owned mall GLA as of September 30, 2009 and September 30, 2008, respectively.

(3)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 27.6% and 27.7% of the owned mall GLA as of September 30, 2009 and September 30, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	September 30, 2009			September 30, 2008			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$21.94	88.1%	67.7%	$20.53	98.8%	96.8%	6.9%	-10.7%	-29.1%
Creekview Center	15.16	100.0%	100.0%	15.16	100.0%	100.0%	0.0%	0.0%	0.0%
The Commons at Magnolia	11.95	66.4%	88.9%	14.26	95.5%	91.1%	-16.2%	-29.1%	-2.2%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
Monroe Marketplace	14.69	100.0%	100.0%	19.09	100.0%	100.0%	-23.0%	0.0%	0.0%
New River Valley Center	14.37	100.0%	100.0%	14.45	100.0%	100.0%	-0.5%	0.0%	0.0%
Northeast Tower Center (1)	14.91	97.4%	95.6%	15.32	96.6%	94.4%	-2.7%	0.8%	1.2%
The Court at Oxford Valley	16.41	91.3%	88.1%	16.43	98.3%	97.2%	-0.2%	-7.0%	-9.1%
Paxton Towne Centre	16.04	90.8%	86.1%	15.88	100.0%	100.0%	1.1%	-9.2%	-13.9%
Pitney Road Plaza	N/A	100.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Red Rose Commons	14.16	72.5%	72.5%	13.86	99.2%	99.2%	2.2%	-26.7%	-26.7%
Springfield Park	21.22	100.0%	100.0%	21.79	90.9%	73.5%	-2.6%	9.1%	26.5%
Sunrise Plaza	14.70	97.6%	77.8%	20.37	98.2%	64.8%	-27.9%	-0.6%	13.0%
Whitehall Mall	11.29	86.8%	72.0%	11.82	88.5%	75.7%	-4.5%	-1.7%	-3.7%

Weighted Average	$16.32	92.3%	88.3%	$16.05	97.0%	95.2%	1.7%	-4.7%	-6.9%

Consolidated Properties	$16.30	94.1%	91.1%	$15.91	98.7%	97.8%	2.4%	-4.6%	-6.7%
Unconsolidated Properties	$16.34	90.1%	85.9%	$16.16	95.5%	93.2%	1.1%	-5.4%	-7.3%
Same Properties	$16.02	91.3%	87.6%	$16.04	96.9%	95.2%	-0.1%	-5.6%	-7.6%
New Properties	$14.69	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Property was sold in October 2009

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent(2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	48	619,130	4	33,316	52	652,446	$13,382	$12,421	4.21%
Foot Locker, Inc.	68	341,857	5	16,633	73	358,490	8,378	7,840	2.66%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,593	7,593	2.58%
Limited Brands, Inc.	59	282,485	13	40,012	72	322,497	7,588	7,142	2.42%
American Eagle Outfitters, Inc.	41	221,636	1	5,013	42	226,649	6,706	6,404	2.17%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.80%
Zale Corporation	75	59,555	1	289	76	59,844	5,447	5,113	1.73%
Sterling Jewelers, Inc.	44	67,216	0	—	44	67,216	5,043	4,875	1.65%
Dick’s Sporting Goods	9	436,528	1	50,484	10	487,012	5,475	4,598	1.56%
Luxottica Group S.p.A.	52	125,345	0	—	52	125,345	4,324	4,006	1.36%
Golden Gate Capital (4)	15	133,715	3	21,742	18	155,457	4,013	3,623	1.23%
Abercrombie & Fitch Co.	20	136,727	0	—	20	136,727	3,932	3,564	1.21%
Regis Corporation	97	119,393	2	3,006	99	122,399	3,698	3,552	1.20%
Hallmark Cards, Inc.	39	152,194	6	24,634	45	176,828	3,419	3,252	1.10%
Best Buy Co, Inc.	11	236,401	0	—	11	236,401	4,180	3,183	1.08%
Genesco Inc.	58	75,257	2	1,782	60	77,039	3,305	3,171	1.08%
Transworld Entertainment Corp.	30	137,813	3	13,026	33	150,839	3,353	3,166	1.07%
Commonwealth of Pennsylvania	2	234,210	0	—	2	234,210	3,117	3,117	1.06%
Borders Group, Inc.	23	180,867	2	10,879	25	191,746	3,161	3,055	1.04%
Aeropostale, Inc.	33	115,280	1	3,891	34	119,171	3,183	3,019	1.02%

Total Top 20 Tenants	772	8,841,741	55	1,929,811	827	10,771,552	$104,742	$97,996	33.23%

Total Retail Leases					3,244			$294,860	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of September 30, 2009

(dollars in thousands except psf amounts)

Non-Anchors(1)

	Number of Leases Expiring	Gross Leasable Area		Annualized Minimum Rent			Average Expiring Minimum Rent psf
Lease Expiration Year		Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total
Holdover	136	299,514	2.4%	$8,323	$8,072	2.8%	$27.79
2009	86	182,270	1.5%	4,860	4,571	1.6%	26.67
2010	524	1,669,324	13.6%	37,864	36,148	12.7%	22.68
2011	554	1,858,744	15.2%	45,428	41,440	14.6%	24.44
2012	370	1,328,796	10.8%	34,265	31,399	11.0%	25.79
2013	281	953,630	7.8%	22,767	21,340	7.5%	23.87
2014	190	671,639	5.5%	17,727	16,031	5.6%	26.39
2015	181	902,437	7.4%	22,026	19,760	6.9%	24.41
2016	223	976,146	8.0%	27,175	24,685	8.7%	27.84
2017	192	821,503	6.7%	22,815	21,189	7.4%	27.77
2018	200	1,001,304	8.2%	26,463	24,737	8.7%	26.43
Thereafter	193	1,593,788	12.9%	36,893	35,433	12.5%	23.15

Total/Average	3,130	12,259,095	100.0%	$306,605	$284,806	100.0%	$25.01

Anchors(1)

	Number of Leases Expiring (3)	Gross Leasable Area		Annualized Minimum Rent			Average Expiring Minimum Rent psf
Lease Expiration Year		Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total
2010	11	1,033,912	8.6%	$3,008	$3,008	6.9%	2.91
2011	19	1,843,899	15.3%	6,219	5,096	11.8%	3.37
2012	6	859,686	7.1%	1,837	1,800	4.2%	2.14
2013	14	1,185,975	9.8%	5,137	5,137	11.9%	4.33
2014	14	1,483,236	12.3%	4,027	3,565	8.2%	2.71
2015	9	889,288	7.4%	2,803	2,803	6.5%	3.15
2016	3	455,432	3.8%	863	863	2.0%	1.90
2017	4	381,158	3.2%	2,058	1,695	3.9%	5.40
2018	6	777,965	6.4%	4,062	4,062	9.4%	5.22
Thereafter	28	3,163,425	26.1%	15,915	15,251	35.2%	5.03

Total/Average	114	12,073,976	100.0%	$45,929	$43,280	100.0%	$3.80

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of September 30, 2009

	Owned GLA			GLA Not Owned	Total GLA
	Anchors	Non-anchors	Total
Malls
Beaver Valley Mall	511,267	445,062	956,329	204,770	1,161,099
Capital City Mall	204,301	284,610	488,911	120,000	608,911
Chambersburg Mall	241,690	212,660	454,350	—	454,350
Cherry Hill Mall	138,000	631,462	769,462	478,885	1,248,347
Crossroads Mall	254,211	195,348	449,559	—	449,559
Cumberland Mall	282,519	385,399	667,918	273,230	941,148
Dartmouth Mall	208,460	322,461	530,921	140,000	670,921
Exton Square Mall	440,301	369,090	809,391	277,468	1,086,859
Francis Scott Key Mall	269,708	297,154	566,862	139,333	706,195
Gadsden Mall	300,960	202,814	503,774	—	503,774
The Gallery at Market East (1)	683,471	397,230	1,080,701	—	1,080,701
Jacksonville Mall	242,115	247,350	489,465	—	489,465
Lehigh Valley Mall	212,000	573,367	785,367	371,986	1,157,353
Logan Valley Mall	454,387	323,998	778,385	—	778,385
Lycoming Mall	333,413	381,825	715,238	120,000	835,238
Magnolia Mall	343,118	273,318	616,436	—	616,436
Moorestown Mall	408,356	329,849	738,205	321,200	1,059,405
New River Valley Mall	175,306	265,759	441,065	—	441,065
Nittany Mall	221,462	215,698	437,160	95,000	532,160
North Hanover Mall	206,792	149,699	356,491	—	356,491
Orlando Fashion Square	491,999	438,076	930,075	155,576	1,085,651
Palmer Park Mall	314,235	143,499	457,734	—	457,734
Patrick Henry Mall	279,619	294,691	574,310	140,000	714,310
Phillipsburg Mall	326,552	252,373	578,925	—	578,925
Plymouth Meeting Mall	188,429	487,589	676,018	214,635	890,653
The Mall at Prince Georges	479,619	430,733	910,352	—	910,352
South Mall	188,858	216,341	405,199	—	405,199
Springfield Mall	—	221,881	221,881	367,176	589,057
Uniontown Mall	421,378	276,634	698,012	—	698,012
Valley Mall	280,549	393,111	673,660	243,400	917,060
Valley View Mall	96,357	247,218	343,575	254,596	598,171
Viewmont Mall	386,262	240,932	627,194	120,000	747,194
Voorhees Town Center	4,404	263,193	267,597	396,783	664,380
Washington Crown Center	245,401	290,640	536,041	140,095	676,136
Willow Grove Park	443,430	346,872	790,302	413,121	1,203,423
Wiregrass Commons	94,686	211,716	306,402	332,152	638,554
Woodland Mall	—	392,816	392,816	725,186	1,118,002
Wyoming Valley Mall	592,110	319,917	912,027	—	912,027

Total Malls (38 properties)	10,965,725	11,972,385	22,938,110	6,044,592	28,982,702

Strip and Power Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview Center	—	136,086	136,086	288,916	425,002
The Commons at Magnolia	50,571	57,764	108,335	126,200	234,535
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Monroe Marketplace	195,549	127,219	322,768	126,842	449,610
New River Valley Center	—	164,663	164,663	—	164,663
Northeast Tower Center (2)	119,388	172,281	291,669	175,311	466,980
The Court at Oxford Valley	122,735	334,168	456,903	247,623	704,526
Paxton Towne Centre	151,627	292,833	444,460	273,058	717,518
Pitney Road Plaza	137,933	—	137,933	—	137,933
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	45,272	128,811	145,669	274,480
Sunrise Plaza	226,772	27,488	254,260	—	254,260
Whitehall Mall	294,635	262,866	557,501	—	557,501

Total Strip and Power Centers (14 properties)	1,640,748	2,405,963	4,046,711	1,883,938	5,930,649

CONSOLIDATED PROPERTIES	11,826,379	12,267,066	24,093,445	6,295,757	30,389,202
UNCONSOLIDATED PROPERTIES	780,094	2,111,282	2,891,376	1,632,773	4,524,149
TOTAL PROPERTIES	12,606,473	14,378,348	26,984,821	7,928,530	34,913,351

(1)	Includes 328,390 sf of anchor space subject to redevelopment plans.
(2)	Property was sold in October 2009.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2009

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall	100%	2003	1974/2005	JCPenney	11/30/10
Camp Hill, PA				Macy’s Sears	(1) 7/28/14

Chambersburg Mall	100%	2003	1982	Bon-Ton	1/28/11
Chambersburg, PA				Burlington Coat Factory	1/31/19
				JCPenney	3/31/12
				Sears	2/9/15

Cherry Hill Mall	100%	2003	1961/2009	The Container Store	2/28/18
Cherry Hill, NJ				Crate and Barrel	1/31/23
				JCPenney	(1)
				Macy’s	(1)
				Nordstrom	3/31/24

Crossroads Mall (2)	100%	2003	1981	Belk	11/5/14
Beckley, WV				JCPenney	12/31/11
				Sears	3/31/11

Cumberland Mall	100%	2005	1973/2003	Best Buy	1/31/16
Vineland, NJ				BJ’s	(1)
				Boscov’s	(1)
				Burlington Coat Factory	4/30/19
				Home Depot	10/31/19
				JCPenney	11/30/13

Dartmouth Mall	100%	1997	1971/2000	JCPenney	7/31/14
Dartmouth, MA				Macy’s	(1)
				Sears	4/12/16

Exton Square Mall (2)	100%	2003	1973/2000	Boscov’s	10/31/19
Exton, PA				JCPenney	5/31/20
				K-Mart	(1)
				Macy’s	(1)
				Sears	10/6/19

Francis Scott Key Mall	100%	2003	1978/1991	Barnes & Noble	4/30/17
Frederick, MD				JCPenney	9/30/11
				Macy’s	(1)
				Sears	7/31/13
				Value City Furniture	1/31/19

Gadsden Mall	100%	2005	1974/1990	Belk	7/31/14
Gadsden, AL				JCPenney	1/31/29
				Sears	3/5/14

The Gallery at Market East (2)	100%	2003	1977/1990	Burlington Coat Factory	2/28/32
Philadelphia, PA				Commonwealth of
				Pennsylvania	6/30/29

Jacksonville Mall	100%	2003	1981/2008	Barnes & Noble	5/31/18
Jacksonville, NC				Belk	8/21/11
				JCPenney	8/31/10
				Sears	8/4/11

Lehigh Valley Mall (3)	50%	1973	1977/2007	Barnes & Noble	10/31/17
Allentown, PA				Boscov’s	(1)
				JCPenney	(1)
				Macy’s	7/31/12

Logan Valley Mall	100%	2003	1960/1997	JCPenney	1/31/17
Altoona, PA				Macy’s	1/31/15
				Sears	10/31/16

Lycoming Mall	100%	2003	1978/2007	Best Buy	1/31/17
Pennsdale, PA				Bon-Ton	7/27/11
				Borders	1/31/17
				Burlington Coat Factory	1/31/19
				Dick’s Sporting Goods	1/31/17
				JCPenney	10/31/10
				Macy’s	(1)
				Sears	7/31/13

Magnolia Mall	100%	1997	1979/2007	Barnes & Noble	9/30/17
Florence, SC				Belk	1/31/11
				Best Buy	1/31/13
				Dick’s Sporting Goods	1/31/18
				JCPenney	3/31/12
				Sears	10/16/14

Moorestown Mall	100%	2003	1963/2008	Boscov’s	10/31/15
Moorestown, NJ				Lord & Taylor	(1)
				Macy’s	(1)
				Sears	10/5/22

New River Valley Mall	100%	2003	1988/2007	Belk	4/19/11
Christiansburg, VA				Dick’s Sporting Goods	1/31/17
				JCPenney	3/31/13
				Regal Cinemas	4/30/22
				Sears	8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall	100%	2003	1968/1990	Bon-Ton	1/31/13
State College, PA				JCPenney	7/31/10
				Macy’s	(1)
				Sears	8/28/10

North Hanover Mall	100%	2003	1967/1999	Dick’s Sporting Goods	1/31/18
Hanover, PA				JCPenney	1/31/11
				Sears	11/30/14

Orlando Fashion Square (2)	100%	2004	1973/2003	Dillard’s	1/31/14
Orlando, FL				JCPenney	4/30/13
				Macy’s	10/30/71
				Sears	(1)

Palmer Park Mall	100%	1972/2003	1972/1998	Bon-Ton	7/25/14
Easton, PA				Boscov’s	10/31/18

Patrick Henry Mall	100%	2003	1988/2005	Borders	1/31/20
Newport News, VA				Dick’s Sporting Goods	1/31/22
				Dillard’s	9/22/13
				JCPenney	10/31/15
				Macy’s	(1)

Phillipsburg Mall	100%	2003	1989/2003	Bon-Ton	1/31/15
Phillipsburg, NJ				JCPenney	3/31/10
				Kohl’s	1/31/25
				Sears	4/30/14

Plymouth Meeting Mall (2)	100%	2003	1966/1999	AMC Theater	12/31/18
Plymouth Meeting, PA				Boscov’s	10/31/16
				Macy’s	(1)

The Mall at Prince Georges	100%	1998	1959/2004	JCPenney	7/31/11
Hyattsville, MD				Macy’s	10/31/18
				Marshalls	9/30/16
				Ross Dress for Less	1/31/18
				Target	1/31/15

South Mall	100%	2003	1975/1992	Bon-Ton	1/28/11
Allentown, PA				Stein Mart	10/31/11

Springfield Mall	50%	2005	1974/1997	Macy’s	(1)
Springfield, PA

Uniontown Mall (2)	100%	2003	1972/1990	Bon-Ton	1/29/11
Uniontown, PA				Burlington Coat Factory	1/31/19
				JCPenney	10/31/10
				Roomful Express Furn.	3/31/10
				Sears	2/25/13
				Teletech Customer Care	6/30/13

Valley Mall	100%	2003	1974/1999	Bon-Ton	1/31/14
Hagerstown, MD				JCPenney	10/31/14
				Macy’s	(1)
				Sears	(1)

Valley View Mall	100%	2003	1980/2001	Barnes & Noble	11/30/16
La Crosse, WI				Herberger’s	(1)
				JCPenney	7/31/15
				Macy’s	(1)
				Sears	(1)

Viewmont Mall	100%	2003	1968/2006	JCPenney	10/31/10
Scranton, PA				Macy’s	(1)
				Sears	12/31/10

Voorhees Town Center (2)	100%	2003	1970/2007	Boscov’s	(1)
Voorhees, NJ				Macy’s	(1)
				The Star Group	8/31/28

Washington Crown Center	100%	2003	1969/1999	Bon-Ton	1/31/15
Washington, PA				Gander Mountain Sports	7/24/13
				Macy’s	(1)
				Sears	8/17/14

Willow Grove Park	100%	2000/2003	1982/2001	Bloomingdale’s	(1)
Willow Grove, PA				The Cheesecake Factory	1/31/28
				Macy’s	1/31/22
				Sears	(1)

Wiregrass Commons Mall	100%	2003	1986/2008	Belk	1/31/37
Dothan, AL				Burlington Coat Factory	1/31/20
				JCPenney	(1)

Woodland Mall	100%	2005	1968/1998	Apple	6/30/15
Grand Rapids, MI				JCPenney	(1)
				Kohl’s	1/31/19
				Macy’s	(1)
				Sears	(1)

Wyoming Valley Mall	100%	2003	1971/2006	Bon-Ton	1/31/12
Wilkes-Barre, PA				JCPenney	4/30/12
				Macy’s	1/31/12
				Sears	8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center	100%	1998	1998	Costco	9/30/18
Newark, DE				Dick’s SportingGoods	11/30/13

Creekview Center	100%	1999	2001	Genuardi’s	12/31/21
Warrington, PA				Lowe’s	(1)
				Target	(1)

Metroplex Shopping Center (3)	50%	1999	2001	Giant Food Store	2/28/21
Plymouth Meeting, PA				Lowe’s	(1)
				Target	(1)

Monroe Marketplace	100%	2007	2008	Bed, Bath & Beyond	1/31/19
Selinsgrove, PA				Best Buy	10/31/18
				Dick’s Sporting Goods	1/31/19
				Giant Food Store	10/31/28
				Kohl’s	1/31/29
				Target	(1)

New River Valley Center	100%	2005	2007	Bed, Bath & Beyond	1/31/18
Christiansburg, VA				Best Buy	1/31/18
				Staples	11/30/17

Northeast Tower Center (4)	100%	1998	1997	Home Depot	(1)
Philadelphia, PA				Raymour & Flanigan	(1)
				Wal-Mart	1/31/14

The Court at Oxford Valley (3)	50%	1997	1996	Best Buy	5/31/11
Langhorne, PA				BJ’s	(1)
				Dick’s Sporting Goods	4/30/11
				Home Depot	(1)

Paxton Towne Centre	100%	1999	2001	Costco	(1)
Harrisburg, PA				Kohl’s	1/25/21
				Target	(1)
				Weis Markets	11/30/20

Pitney Road Plaza	100%	2009	2009	Lowe’s	8/20/2029
Lancaster, PA

Red Rose Commons (3)	50%	1998	1998	Home Depot	(1)
Lancaster, PA				Weis Markets	(1)

Sunrise Plaza	100%	2005	2007	Home Depot	1/31/38
Forked River, NJ				Kohl’s	10/31/28
				Staples	2/28/19

Whitehall Mall (3)	50%	1964	1964/1998	Bed, Bath & Beyond	1/31/10
Allentown, PA				Kohl’s	3/9/17
				Sears	9/18/11
STRIP CENTERS
The Commons at Magnolia	100%	1999	1991/2002	Bed, Bath & Beyond	1/31/15
Florence, SC				Target	(1)

Springfield Park	50%	1997/1998	1997/1998	Bed, Bath & Beyond	1/31/14
Springfield, PA				LA Fitness	3/31/17
				Target	(1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.
(4)	Property was sold in October 2009.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	September 30, 2009			December 31, 2008
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,507,172	$207,668	$3,714,840	$3,287,232	$206,054	$3,493,286
Construction in progress	275,618	1,173	276,791	411,479	2,495	413,974
Land held for development	9,337	179	9,516	9,337	177	9,514

Total investments in real estate	3,792,127	209,020	4,001,147	3,708,048	208,726	3,916,774
Accumulated depreciation	(608,605)	(57,996)	(666,601)	(516,832)	(52,703)	(569,535)

Net investments in real estate	3,183,522	151,024	3,334,546	3,191,216	156,023	3,347,239

Investments in partnerships, at equity	34,142	(34,142)	—	36,164	(36,164)	—
Other assets:
Cash and cash equivalents	90,248	4,195	94,443	9,786	2,925	12,711
Rent and other receivables (2)	47,874	7,847	55,721	57,970	8,491	66,461
Intangible assets, net	46,126	506	46,632	68,296	645	68,941
Deferred costs and other assets, net	91,068	7,656	98,724	80,845	7,841	88,686

Total other assets	309,458	(13,938)	295,520	253,061	(16,262)	236,799

Total assets	$3,492,980	$137,086	$3,630,066	$3,444,277	$139,761	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,795,619	$182,572	$1,978,191	$1,756,270	$184,064	$1,940,334
Debt premium on mortgage notes payable	3,039	—	3,039	4,026	—	4,026
Exchangeable notes (net of discount of $7,654 and $11,421 as of September 30, 2009 and December 31, 2008, respectively)	194,746	—	194,746	230,079	—	230,079
Credit Facility	485,000	—	485,000	400,000	—	400,000
Senior unsecured term loan	170,000	—	170,000	170,000	—	170,000
Tenants’ deposits and deferred rent	14,964	3,302	18,266	13,112	3,313	16,425
Distributions in excess of partnership investments	48,004	(48,004)	—	48,788	(48,788)	—
Accrued construction expenses	17,770	—	17,770	38,859	—	38,859
Fair value of derivative liabilities	17,727	—	17,727	29,169	—	29,169
Other liabilities	55,310	(752)	54,558	55,711	1,172	56,883

Total liabilities	2,802,179	137,118	2,939,297	2,746,014	139,761	2,885,775

Total equity	690,801	(32)	690,769	698,263	—	698,263

Total liabilities and equity	$3,492,980	$137,086	$3,630,066	$3,444,277	$139,761	$3,584,038

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.
(2)	Total includes straight line rent of $28.0 million ($25.1 million wholly owned, $2.9 million partnership) as of September 30, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	September 30, 2009				December 31, 2008
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,348,357	$368,896	$7,103	$3,724,356	$3,136,946	$359,590	$6,264	$3,502,800
Construction in progress	187,362	24,105	65,324	276,791	305,773	35,383	72,818	413,974

Total investments in real estate	3,535,719	393,001	72,427	4,001,147	3,442,719	394,973	79,082	3,916,774
Accumulated depreciation	(583,119)	(82,345)	(1,137)	(666,601)	(491,047)	(77,564)	(924)	(569,535)

Net investments in real estate	2,952,600	310,656	71,290	3,334,546	2,951,672	317,409	78,158	3,347,239

Other assets:
Cash and cash equivalents	15,942	1,231	77,270	94,443	14,888	1,999	(4,176)	12,711
Rent and other receivables (2)	33,259	10,253	12,209	55,721	42,193	10,867	13,401	66,461
Intangible assets, net	39,148	—	7,484	46,632	61,335	—	7,606	68,941
Deferred costs and other assets, net	74,044	11,934	12,746	98,724	60,611	10,763	17,312	88,686

Total other assets	162,393	23,418	109,709	295,520	179,027	23,629	34,143	236,799

Total assets	$3,114,993	$334,074	$180,999	$3,630,066	$3,130,699	$341,038	$112,301	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,740,489	$226,193	$11,509	$1,978,191	$1,740,564	$191,770	$8,000	$1,940,334
Debt premium on mortgage notes payable	3,039	—	—	3,039	4,026	—	—	4,026
Exchangeable notes (net of discount of $7,654 and $11,421 as of September 30, 2009 and December 31, 2008, respectively)	—	—	194,746	194,746	—	—	230,079	230,079
Credit Facility	—	—	485,000	485,000	—	—	400,000	400,000
Senior unsecured term loan	—	—	170,000	170,000	—	—	170,000	170,000
Tenants’ deposits and deferred rent	15,427	2,673	166	18,266	13,380	2,884	161	16,425
Accrued construction expenses	—	—	17,770	17,770	—	—	38,859	38,859
Fair value of derivative liabilities	—	—	17,727	17,727	—	—	29,169	29,169
Other liabilities	35,435	(1,421)	20,544	54,558	37,988	(1,502)	20,397	56,883

Total liabilities	1,794,390	227,445	917,462	2,939,297	1,795,958	193,152	896,665	2,885,775

Total equity	1,320,603	106,629	(736,463)	690,769	1,334,741	147,886	(784,364)	698,263

Total liabilities and equity	$3,114,993	$334,074	$180,999	$3,630,066	$3,130,699	$341,038	$112,301	$3,584,038

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.
(2)	Total includes straight line rent of $28.0 million ($25.1 million wholly owned, $2.9 million partnership) as of September 30, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	September 30, 2009				December 31, 2008
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$68,655	$32	$15,855	$52,832	$68,069	$26	$13,748	$54,347
Capital City Mall	94,784	—	17,159	77,625	94,613	10	14,579	80,044
Chambersburg Mall	42,012	—	6,524	35,488	41,993	—	5,606	36,387
Cherry Hill Mall	411,815	29,928	49,041	392,702	314,309	89,785	36,058	368,036
Crossroads Mall	34,760	3	7,232	27,531	34,305	—	6,257	28,048
Cumberland Mall	62,061	26	6,678	55,409	59,188	7,032	5,355	60,865
Dartmouth Mall	61,909	—	23,840	38,069	61,660	—	21,840	39,820
Exton Square Mall	146,758	—	22,315	124,443	146,706	—	19,614	127,092
Francis Scott Key Mall	79,444	73	13,226	66,291	75,646	2,780	10,747	67,679
Gadsden Mall	60,454	—	7,081	53,373	57,094	3,007	5,510	54,591
The Gallery at Market East	126,493	40,797	13,480	153,810	80,271	58,013	11,345	126,939
Jacksonville Mall	77,873	—	12,750	65,123	75,772	836	10,633	65,975
Logan Valley Mall	95,656	—	18,848	76,808	95,623	—	16,193	79,430
Lycoming Mall	76,838	—	12,333	64,505	76,720	1	10,240	66,481
Magnolia Mall	86,771	196	21,254	65,713	86,264	—	18,918	67,346
Moorestown Mall	91,142	199	20,503	70,838	87,594	2,855	17,439	73,010
New River Valley Mall	57,662	—	11,193	46,469	57,406	6	8,775	48,637
Nittany Mall	43,184	—	7,487	35,697	42,774	—	6,431	36,343
North Hanover Mall	38,424	17,095	6,594	48,925	38,749	16,216	5,501	49,464
Orlando Fashion Square	114,287	234	15,088	99,433	113,861	198	12,599	101,460
Palmer Park Mall	34,527	—	11,194	23,333	34,512	—	10,543	23,969
Patrick Henry Mall	140,910	—	25,704	115,206	139,272	—	21,652	117,620
Phillipsburg Mall	53,086	—	8,749	44,337	52,855	164	7,479	45,540
Plymouth Meeting Mall	113,070	47,784	18,645	142,209	89,682	63,080	14,519	138,243
The Mall at Prince Georges	100,051	—	28,702	71,349	99,912	175	26,054	74,033
South Mall	33,118	—	4,881	28,237	32,797	—	4,173	28,624
Uniontown Mall	38,264	—	7,789	30,475	38,003	—	6,685	31,318
Valley Mall	91,490	17	17,562	73,945	91,165	165	14,965	76,365
Valley View Mall	67,259	—	10,541	56,718	67,207	—	9,082	58,125
Viewmont Mall	88,235	—	13,563	74,672	87,255	—	11,371	75,884
Voorhees Town Center	56,340	22,070	8,812	69,598	45,613	25,376	6,049	64,940
Washington Crown Center	40,241	—	11,107	29,134	40,241	—	9,769	30,472
Willow Grove Park	189,155	23,897	39,032	174,020	188,989	23,755	34,010	178,734
Wiregrass Commons Mall	51,782	4	6,786	45,000	41,384	9,020	5,543	44,861
Woodland Mall	179,014	4,602	21,471	162,145	180,606	2,061	17,234	165,433
Wyoming Valley Mall	105,826	—	17,234	88,592	104,266	185	14,310	90,141

Total Consolidated Malls	3,253,350	186,957	560,253	2,880,054	3,042,376	304,746	470,826	2,876,296

Unconsolidated Malls
Lehigh Valley Mall	40,122	60	14,949	25,233	39,810	242	13,720	26,332
Springfield Mall	54,885	345	7,917	47,313	54,760	785	6,501	49,044

Total Unconsolidated Malls	95,007	405	22,866	72,546	94,570	1,027	20,221	75,376

TOTAL MALLS	$3,348,357	$187,362	$583,119	$2,952,600	$3,136,946	$305,773	$491,047	$2,951,672

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	September 30, 2009				December 31, 2008
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,935	$—	$10,792	$30,143	$40,935	$—	$9,937	$30,998
Creekview Center	19,090	—	7,207	11,883	19,090	—	6,520	12,570
The Commons at Magnolia	11,477	483	3,848	8,112	10,119	1,837	3,437	8,519
Monroe Marketplace	44,117	10,736	1,388	53,465	32,658	22,351	315	54,694
New River Valley Center	26,744	—	1,945	24,799	26,746	—	1,175	25,571
Northeast Tower Center (2)	33,639	—	7,315	26,324	33,630	—	6,666	26,964
Paxton Towne Centre	56,254	—	13,943	42,311	56,115	67	12,680	43,502
Pitney Road Plaza	5,072	8,695	17	13,750	—	8,970	—	8,970
Sunrise Plaza	25,831	4,141	1,897	28,075	18,391	11,122	829	28,684

Total Consolidated Strip and Power Centers	263,159	24,055	48,352	238,862	237,684	44,347	41,559	240,472

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,167	—	13,370	28,797	42,168	—	12,203	29,965
The Court at Oxford Valley	27,847	15	7,827	20,035	27,847	6	7,370	20,483
Red Rose Commons	12,730	—	3,491	9,239	12,562	—	3,147	9,415
Whitehall Mall	15,719	35	8,002	7,752	15,719	—	7,644	8,075
Springfield Park	7,274	—	1,303	5,971	7,101	—	1,194	5,907

Total Unconsolidated Strip and Power Centers	105,737	50	33,993	71,794	105,397	6	31,558	73,845

TOTAL STRIP AND POWER CENTERS	$368,896	$24,105	$82,345	$310,656	$343,081	$44,353	$73,117	$314,317

Development Properties
Springhills	$—	$32,908	$—	$32,908	$—	$31,382	$—	$31,382
White Clay Point	—	31,698	—	31,698	—	31,004	—	31,004

Total Development Properties	—	64,606	—	64,606	—	62,386	—	62,386

Unconsolidated Development Properties
Pavilion at Market East	6,924	718	1,137	6,505	6,087	1,462	924	6,625

Total Unconsolidated Development Properties	6,924	718	1,137	6,505	6,087	1,462	924	6,625
Other Properties
Land held for development - unconsolidated	179	—	—	179	177	—	—	177

Total Other Properties	179	—	—	179	177	—	—	177

TOTAL DEVELOPMENT AND OTHER	$7,103	$65,324	$1,137	$71,290	$6,264	$63,848	$924	$69,188

TOTAL INVESTMENT IN REAL ESTATE	$3,724,356	$276,791	$666,601	$3,334,546	$3,486,291	$413,974	$565,088	$3,335,177

CONSOLIDATED PROPERTIES	$3,516,509	$275,618	$608,605	$3,183,522	$3,280,060	$411,479	$512,385	$3,179,154

UNCONSOLIDATED PROPERTIES	207,847	1,173	57,996	151,024	206,231	2,495	52,703	156,023

TOTAL INVESTMENT IN REAL ESTATE	$3,724,356	$276,791	$666,601	$3,334,546	$3,486,291	$413,974	$565,088	$3,335,177

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.
(2)	Property was sold in October 2009.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of September 30, 2009

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST(1)	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
Cherry Hill Mall Cherry Hill, NJ	$218.0	$209.9	6.6%	2007	2009

-Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opened a two-level, 138,000 sf Nordstrom in March 2009;

-Opened a 16,500 sf Maggiano’s in March 2009;

-Opened a 9,200 sf Seasons 52 in April 2009;

-Opened an 8,000 sf The Capital Grille in June 2009;

-Opened a 5,500 sf California Pizza Kitchen in August 2009;

-Opened 45,000 sf of a total 111,000 sf of new in-line retail space;

-Net increase in total property GLA will be approximately 95,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2011.

The Gallery at Market East Philadelphia, PA	81.6	79.5	7.6%	2008	2011

-Opened 223,000 sf of office space on the 4th, 5th, and 6th floors of the vacant former Strawbridge’s store, occupied by the Commonwealth of Pennsylvania, in August 2009;

-Remaining 328,390 sf is to be used for future development;

-Incremental return based on estimated net operating income in projected stabilization year of 2011.

Plymouth Meeting Mall Plymouth Meeting, PA	97.7	89.9	8.0%	2007	2009

-Opened P.F. Chang’s China Bistro and California Pizza Kitchen, totaling 13,000 sf, in May 2008;

-Opened 10,000 sf Redstone American Grill in June 2008;

-Opened 35,000 sf Dave and Buster’s in July 2008:

-Opened 4,000 sf Citibank outparcel in October 2008;

-Opened 6,800 sf Benihana in December 2008;

-Opened 22,500 sf of a total of 38,000 sf of new retail space;

-Opening a 65,000 sf Whole Foods Market in 2010;

-Net increase in property GLA will be approximately 142,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

Wiregrass Commons Mall Dothan, AL	12.8	10.5	7.5%	2008	2009

-Opened a 85,000 sf Belk in October 2008;

-Opened a 95,000 sf Burlington Coat Factory in September 2009;

-Completed an interior mall renovation in the 4th Quarter of 2008;

-Incremental return based on estimated net operating income in projected stabilization year of 2010.

MIXED USE
Voorhees Town Center Voorhees, NJ	83.0	64.0	7.8%	2007	2011

-Phase I

-Reduced mall GLA by 470,000 sf to 654,000 sf;

-Opened 50,000 sf office building in May 2008;

-Opened 10,000 sf The Learning Center in August 2008;

-Phase II

-Opening a mixed use town center of approximately 140,000 sf, including:

-Opened Rizzieri Masters Salon in April 2009;

-Opened Rizzieri Aveda School for Beauty and Wellness in May 2009;

-Opening 16,000 sf of outparcel space;

-Opened 39 residential units for leasing. A total of approximately 425 residential units to be constructed. The residential units are being constructed by our development partners and their affiliates.

-Net reduction in property GLA will be approximately 244,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

(1)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of September 30, 2009

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (1) (sq ft)	PREIT’s PROJECTED SHARE OF COST (2)	PREIT’s INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
		(in millions)	(in millions)
OPERATING PROPERTIES WITH DEVELOPMENT ACTIVITY
POWER CENTERS
Pitney Road Plaza
Lancaster, PA	227,000	$18.8	$14.1	10.1%	2008	2009	95%	74%
-Opened a 169,000 sf Lowe’s in September 2009;
-Opened a 46,000 sf Best Buy in October 2009;
-Balance of the center will be comprised of outparcels totaling approximately 12,000 sf.
DEVELOPMENT PROPERTIES
MIXED USE
White Clay Point (3)
Landenberg, PA	TBD	TBD	43.5	TBD	TBD	TBD	N/A	N/A
-The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases.
Springhills Gainesville, FL	TBD	TBD	32.9	TBD	TBD	TBD	N/A	N/A

-540 acres of land were acquired in 2006. Site development is the subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER
Pavilion at Market East
Philadelphia, PA	TBD	TBD	0.7	TBD	TBD	TBD	N/A	N/A
-The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.
(2)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(3)	Amount invested as of September 30, 2009 excludes an $11.8 million impairment charge that was recorded in the 4th Quarter of 2008.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended September 30, 2009			Nine months ended September 30, 2009
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$12,616	$158	$12,774	$93,795	$(276)	$93,519
New development projects	2,275	(1)	2,274	8,473	95	8,568
Tenant allowances	1,797	33	1,830	7,290	271	7,561
Recurring capital expenditures:
CAM expenditures	3,901	36	3,937	6,900	36	6,936
Non-CAM expenditures	734		734	1,526	1	1,527

Total recurring capital expenditures	4,635	36	4,671	8,426	37	8,463

Total	$21,323	$226	$21,549	$117,984	$127	$118,111

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2009

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage notes payable (2)	$1,767,148	62.4%	$31,509	1.0%	$1,798,657	63.4%
Unconsolidated mortgage notes payable	71,423	2.5%	111,150	3.9%	182,573	6.4%
Exchangeable notes (3)	194,746	6.9%	—	0.0%	194,746	6.9%
Credit Facility	—	0.0%	485,000	17.1%	485,000	17.1%
Senior unsecured term loan	170,000	6.0%	—	0.0%	170,000	6.0%

TOTAL OUTSTANDING DEBT	$2,203,317	77.8%	$627,659	22.2%	$2,830,976	100.0%

AVERAGE INTEREST RATE	5.65%		1.75%		4.77%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $3,039
(3)	Includes debt discount of $7,654

		Average Debt Balance
		Mortgage Debt (1)	Credit Facility	Senior Unsecured Term Loan	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	6/30/2009	$1,965,124	$445,000	$170,000	$214,400	$(8,802)	$2,785,722
Morgtgage Amortization, net		(5,351)	—	—	—	—	(5,351)
Pitney Road Plaza Construction Borrowing		1,457	—	—	—	—	1,457
Northeast Tower Center Mortgage Financing		20,000	—	—	—	—	20,000
Credit Facility borrowing, net		—	40,000	—	—	—	40,000
Exchangeable notes discount amortization		—	—	—	—	1,148	1,148
Repurchase of exchangeable notes		—	—	—	(12,000)	—	(12,000)

Ending Balance	9/30/2009	$1,981,230	$485,000	$170,000	$202,400	$(7,654)	$2,830,976

Weighted Average Balance		$1,964,638	$471,902	$170,000	$210,617	$(8,427)	$2,808,731

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Senior Unsecured Term Loan (2)	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2009	$5,070	$295	$82,792	$—	$—	$—	$(666)	$87,491
2010	21,448	1,175	107,369	485,000	170,000	—	(2,768)	782,224
2011	22,126	1,153	163,177	—	—	—	(2,941)	183,515
2012	19,050	416	378,679	—	—	202,400	(1,279)	599,266
2013	13,535	—	402,723	—	—	—	—	416,258
2014	11,917	—	92,317	—	—	—	—	104,234
2015	10,903	—	270,799	—	—	—	—	281,702
Thereafter	2,819	—	373,467	—	—	—	—	376,286

	$106,868	$3,039	$1,871,323	$485,000	$170,000	$202,400	$(7,654)	$2,830,976

(1)	The weighted average period to mortgage maturity is 4.24 years excluding options. Excludes debt premium. Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The senior unsecured term loan has a one year extension option, if certain conditions are met.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2009	$82,792	4.36%	$82,792	4.36%
2010	107,583	2.03%	107,583	2.03%
2011	166,569	6.50%	166,569	6.50%
2012	398,763	6.05%	398,763	5.68%
2013	412,941	5.42%	412,941	5.42%
2014	97,587	7.31%	97,587	7.31%
Thereafter	711,956	5.66%	711,956	5.66%

Total	$1,978,191	5.59%	$1,978,191	5.51%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2009

(in thousands)

	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity
	Mortgage Debt	Debt Premium/(Discount)	Total					Maturity Date
Fixed Rate Mortgage Debt
Red Rose Commons (2)	$12,307	$—	$12,307	7.66%	7.66%	$1,220	$12,306	May 2009
Valley View Mall	34,335	—	34,335	6.15%	6.15%	2,773	34,335	Oct 2009
Springfield Park	1,434	—	1,434	7.79%	7.79%	203	1,412	Jan 2010
Creekview Center (3) (4)	19,640	—	19,640	5.56%	5.56%	1,104	19,448	June 2010
Christiana Center (3) (5)	45,000	—	45,000	5.87%	5.87%	2,642	45,000	June 2011
Paxton Towne Centre (3) (5)	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	17,694	—	17,694	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	29,875	—	29,875	7.25%	7.25%	2,681	28,785	Oct 2011
Capital City Mall	49,826	1,989	51,815	7.61%	5.50%	4,603	47,898	Feb 2012
New River Valley Center (3) (5)	16,131	—	16,131	5.75%	5.75%	1,241	15,334	Mar 2012
Beaver Valley Mall	44,183	—	44,183	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (3)	4,059	—	4,059	6.15%	6.15%	245	3,708	Aug 2012
Cherry Hill Mall	188,398	—	188,398	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	41,166	1,050	42,216	6.50%	5.40%	3,413	38,782	Nov 2012
Dartmouth Mall	62,922	—	62,922	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	57,754	—	57,754	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (3) (5)	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (3) (5)	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (3) (5)	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (3)	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (3)	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	69,619	—	69,619	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	27,968	—	27,968	6.84%	6.84%	2,341	25,522	Jul 2014
Magnolia Mall	62,079	—	62,079	5.33%	5.33%	4,413	54,965	July 2015
Patrick Henry Mall	95,500	—	95,500	6.34%	6.34%	6,133	83,210	Oct 2015
Willow Grove Park	151,489	—	151,489	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	88,282	—	88,282	5.49%	5.49%	5,014	78,835	Mar 2016
Woodland Mall	155,722	—	155,722	5.58%	5.58%	8,397	140,484	Apr 2016
Cumberland Mall Loan #2	2,831	—	2,831	5.00%	5.00%	206	—	Feb 2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	6,053	—	6,053	7.00%	7.00%	574	4,148	Nov 2018

Total Fixed Rate Mortgage Debt	1,835,532	3,039	1,838,571	5.86%	5.78%	123,432	1,729,212

Variable Rate Mortgage Debt
Springfield Mall (6)	36,150	—	36,150	1.54%	1.54%	555	36,150	Dec 2009
Pitney Road Plaza (7)	5,893	—	5,893	5.00%	5.00%	295	4,436	May 2010
Lehigh Valley Mall (8)	75,000	—	75,000	0.80%	0.80%	600	75,000	Aug 2010
One Cherry Hill Plaza (9)	5,616	—	5,616	1.55%	1.55%	87	5,616	Aug 2010
Northeast Tower Center (5) (12)	20,000	—	20,000	7.25%	7.25%	1,744	19,389	Sept 2011

Total Variable Rate Mortgage Debt	142,659	—	142,659	2.09%	2.09%	3,281	140,591

Total Mortgage Debt	$1,978,191	$3,039	$1,981,230	5.59%	5.51%	$126,713	$1,869,803

CONSOLIDATED MORTGAGES	$1,795,619	$3,039	$1,798,658	5.78%	5.70%	$118,315	$1,692,291
UNCONSOLIDATED MORTGAGES	182,572	—	182,572	3.54%	3.54%	8,397	177,512
EXCHANGEABLE NOTES	202,400	(7,654)	194,746	4.00%	4.00%	8,096	202,400
CREDIT FACILITY	485,000	—	485,000	1.65%	1.65%	8,022	—
SENIOR UNSECURED TERM LOAN (10) (11)	170,000	—	170,000	5.29%	5.29%	8,987	170,000

Total	$2,835,591	$(4,615)	$2,830,976	4.77%	4.72%	$151,817	$2,242,203

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The partnership and the partners are currently engaged in discussions with the special servicer, following the maturity date of the loan and a default notice.
(3)	The mortgage has been swapped to a fixed interest rate presented.
(4)	The mortgage has three, one-year renewal options.
(5)	The mortgage has two, one-year renewal options.
(6)	The mortgage has three, one-year renewal options. The second option was exercised in December 2008 for the period December 2008 to December 2009.
(7)	The construction loan can be drawn on up to $10 million.
(8)	The mortgage has three, one-year renewal options. The third option was exercised in July 2009 for the period August 2009 to August 2010.
(9)	The mortgage has two one-year renewal options. The first option was exercised in June 2009 for the period August 2009 to August 2010.
(10)	The interest rate for the senior unsecured Term Loan was swapped to a fixed rate of 5.29%.
(11)	The senior unsecured Term Loan has a one year extension option.
(12)	Property was sold in October 2009.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

September 30, 2009
Total Liabilities to Gross Asset Value	66.10%
Ratio of Total Liabilities to Gross Asset Value is less than or equal to 65%, provided that such ratio may exceed 65% for a period of two consecutive fiscal quarters but may not exceed 70%.

Secured Debt Limitation	44.71%
Secured debt may not exceed 60% of Gross Asset Value

EBITDA to Interest Expense	1.98
EBITDA may not be less than 1.70 to 1.00

Adjusted EBITDA to Fixed Charges	1.72
Adjusted EBITDA may not be less than 1.50 to 1.00

Minimum Debt Yield	9.74%
The ratio of EBITDA to total indebtedness may not be less than 9.75%, provided that such ratio may be less than 9.75% for a period of two consecutive fiscal quarters but may not be less than 9.25%.

(1)

The Credit Facility dated as of November 20, 2003, as amended, and the Term Loan Agreement dated as of September 3, 2008 contain affirmative and negative covenants customarily found in agreements of these types, as well as requirements that the Company maintain, on a consolidated basis, certain financial ratios. (All capitalized terms used on this page have the meanings ascribed to such terms in the Credit Agreement and the Term Loan Agreement.) In addition to the ratios set forth herein, there are several other ratios under these agreements with which the Company must comply, all of which are described in the Company’s Annual Report on Form 10-K, as amended, in the section entitled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Liquidity and Capital Resources.” The Company has filed the agreements, as amended, which set forth the definitions of the terms used in the ratios, with the Securities and Exchange Commission.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
The Vanguard Group, Inc.	3,536,311
Barclays Global Investors N.A.	2,629,341
Goldman Sachs Asset Management, L.P. (U.S.)	1,863,923
Citigroup Global Markets, Inc. (Broker)	1,791,850
State Street Global Advisors (SSgA)	1,425,091
Pacific Heights Asset Management, LLC	900,000
MFC Global Investment Management (Canada)	867,392
OppenheimerFunds, Inc.	683,542
Veritable, L.P.	551,542
Northern Trust Investments, NA	529,141

TOTAL of Ten Largest Institutional:	14,778,133
TOTAL of all Institutional Holders:	24,583,720
Ten Largest as % of Total Institutional:	60.1%

(1)	Based on 13F and 13G filings as of September 30, 2009 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2008
Institutional (1)	24,583,720	53.9%	24,738,712
Retail (2)	16,729,720	36.6%	12,783,541
Insiders (3)	4,317,448	9.5%	4,147,196

TOTAL	45,630,888	100.0%	41,669,449

(1)	Based on 13F and 13G filings as of September 30, 2009 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 15, 2009 (Shares and OP Units only). Excludes 143,250 exercisable options. See proxy statement dated April 20, 2009 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”) (for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations, gains on sales of interests in real estate, other expenses and gain on extinguishment of debt.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.